VistaGen®
Therapeutics

www.vistagen.com

Corporate Presentation

JANUARY 2018

Nasdaq: VTGN

DEVELOPING NEW GENERATION MEDICINES FOR DEPRESSION AND OTHER CNS DISORDERS

Forward-looking Statements


VistaGen
Therapeutics

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements concern our product candidates, our development efforts, our collaborations, our intellectual property, our financial condition, our plans and our development programs. These statements involve risks, uncertainties and assumptions, and are based on the current estimates and assumptions of the management of VistaGen Therapeutics, Inc. (Company) as of the date of this presentation and are subject to uncertainty and changes. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others, those set forth in our Annual Report on Form 10-K for the year ended March 31, 2017, filed with the Securities and Exchange Commission (SEC) on June 29, 2017, as well as any updates to those risk factors filed with the SEC from time to time in our periodic and current reports on Forms 8-K and 10-Q. All statements contained in this presentation are made only as of the date of this presentation, and the Company undertakes no duty to update this information unless required by law.

VistaGen Therapeutics

VistaGen Overview

NASDAQ: VTGN

Depression market is large, underserved and ready for new generation treatment options with fundamentally different MOAs

AV-101 is a new generation oral antidepressant candidate in Phase 2 development for Major Depressive Disorder (MDD)

Opportunities in additional CNS markets - neuropathic pain, Parkinson's disease levodopa-induced dyskinesia and others

Short time line to two potentially major clinical catalysts in MDD

Clinical and financial support from U.S. National Institute of Mental Health (NIMH) and Dr. Carlos Zarate, Jr.

Experienced CNS team leading execution

VistaGen Therapeutics

Major Depressive Disorder (MDD)

SUBSTANTIAL MARKET WITH GROWING UNMET NEED

OVER
300 MILLION
PEOPLE WORLDWIDE
SUFFER FROM DEPRESSION[1]

1 in 10 in U.S. Over Age 12 Takes an Antidepressant[2]

Global Depression Market is Expected to Grow[3]

$14.5B **2014** → **$17 Billion+** **2020**

INITIAL AV-101 TARGET MARKET

U.S. Drug-Treated MDD Market is Substantially Underserved[4,5]

11.6M
U.S. Drug-Treated Patients with MDD

7.3M
U.S. Patients with Inadequate Response to Initial MDD Therapy
63% Treated with 2nd Line Therapy

5.1M
U.S. Patients with Inadequate Response to MDD Therapy
44% Treatment-Resistant after 2nd Line Therapy

1: World Health Organization; 2: U.S. National Institutes of Mental Health; 3: Zion Research: Depression Drug Market: April 2016, 4: Rush AJ, et al. Am J. Psychiatry. 2006, 163(11): 1905-1917 (STAR*D Study), 5: Decision Resources 2016

VistaGen® Therapeutics

AV-101 MDD Pipeline

AV-101 (4-Cl-KYN)

Phase 2
NIMH Single Agent Treatment for MDD (n=~20)

Phase 2
VTGN Adjunctive Treatment for MDD (n=~180)


H1 2016
H2 2016
H1 2017
H2 2017
H1 2018
NIMH Phase 2 Monotherapy study completion expected mid-2018
Clinical Site Preparation & FDA Approval to Launch
VTGN Adjunctive Treatment study launch and completion anticipated in 2018
Topline results
H2 2017
H1 2018
H2 2018
H1 2019

Current MDD Drug Treatment Paradigm

VistaGen Therapeutics


FIRST LINE
SSRI/SNRI
4-6 Weeks or more
SECOND LINE
SSRI/SNRI
4-6 Weeks or more
THIRD LINE
SSRI/SNRI
4-6 Weeks or more
Adjunctive Atypical Antipsychotics

VistaGen Therapeutics

Current FDA-Approved Drug Treatments for MDD

PROBLEMS WITH CURRENT ANTIDEPRESSANTS AND ADJUNCTIVE ATYPICAL ANTIPSYCHOTICS

PROZAC fluoxetine hydrochloride | Zoloft (sertraline HCl) | Cymbalta duloxetine HCl

ABILIFY (aripiprazole) | REXULTI brexpiprazole tablets | Seroquel

Current Antidepressants

- **Often do not work**
  - Initial treatment effective in only 1 of 3 patients
- **Slow to work**
  - May take 4 to 6 weeks or more to achieve antidepressant effects
- **Side-effects**
  - Anxiety, decreased libido, nausea, sleep, disturbances, weight gain and more

Current Adjunctive Atypical Antipsychotics

- **Limited efficacy**
  - Only 10 to 20% of MDD patients respond
- **Side effects**
  - Weight gain, metabolic syndrome, tardive dyskinesia, sedation, cognitive impairment
- **Safety concerns**
  - "Black Box" warnings - mortality in elderly, cardiovascular complications, convulsions, stroke

VistaGen Therapeutics

VistaGen's Target Drug Treatment Paradigm for MDD

AV-101'S INITIAL FIT, AS AN ADJUNCTIVE THERAPY IN THE MDD TREATMENT ALGORITHM


FIRST LINE
SSRI/SNRI
4-6 Weeks or more
SECOND LINE
SSRI/SNRI
4-6 Weeks or more
THIRD LINE
SSRI/SNRI
4-6 Weeks or more
AV-101
Adjunctive Atypical Antipsychotics

AV-101 - Potential to Displace Adjunctive Atypical Antipsychotics in the MDD Drug Treatment Paradigm

VistaGen® Therapeutics

Paradigm Shift in Treatment of Major Depressive Disorder



NIH National Institute of Mental Health

"Recent data suggest that ketamine, given intravenously, might be the most important breakthrough in antidepressant treatment in decades."

Thomas Insel
Former Director - U.S. National Institute of Mental Health[1]

1: http://www.nimh.nih.gov/about/director/2014/ketamine.shtml

VistaGen® Therapeutics

The Ketamine Story

A PARADIGM SHIFT TOWARDS NEW GENERATION ANTIDEPRESSANTS


Ketamine HCl
Injection, USP
500 mg per 10 mL*
(50 mg/mL)

FDA-approved anesthetic

Currently, only available by injection

Popular Club Drug: "Special K"

NUMEROUS SAFETY CONCERNS: confusion, dissociation, hallucinations, dizziness, increased blood pressure and heart rate, abuse potential

- **MOA is fundamentally different from all FDA-approved antidepressants and adjunctive atypical antipsychotics**
- Clinical studies at the NIMH and academic research centers in treatment-resistant MDD patients had game-changing results

NIMH Ketamine Study

BREAKTHROUGH ANTIDEPRESSANT EFFECTS WITHIN 1 DAY OF A SINGLE TREATMENT

Responder[¥] Rates at 1 Day with Ketamine in Treatment-Resistant MDD

¥ Proportion of patients with treatment-resistant MDD with at least 50% improvement in depression rating



80%
70%
60%
50%
40%
30%
20%
10%
0%
% Response Ketamine
% Response Placebo
35%
6%
53%
6%
71%
80 Minutes
110 Minutes
1 Day

'Zarate, C. A., Jr., et al. (2006) "A randomized trial of an N-methyl-D-aspartate antagonist in treatment-resistant major depression." Arch Gen Psychiatry 63:856-864.

Also see:

- Murrough, J. W., et al. (2013) "Antidepressant efficacy of ketamine in treatment-resistant major depression: a two-site randomized controlled trial." Am J Psychiatry 170:1134-1142.
- Zarate, C. A., Jr., et al. (2012) "Replication of ketamine's antidepressant efficacy in bipolar depression: a randomized controlled add-on trial." Biol Psychiatry 71:939-946.

VistaGen® Therapeutics

Ketamine

NEW HOPE FOR MDD PATIENTS

npr **Ketamine For Severe Depression:** 'How Do You Not Offer This Drug To People?'

Drugs to Lift Depression **in Hours** Rather Than Weeks — THE WALL STREET JOURNAL.

TIME 'Club Drug' Ketamine **Provides Hope** in Fight Against Depression

AV-101 (4-Chlorokynurenine)

A POTENTIAL BREAKTHROUGH ADJUNCTIVE TREATMENT FOR MAJOR DEPRESSIVE DISORDER



ORAL, NEW GENERATION ANTIDEPRESSANT CANDIDATE

- Rapidly absorbed through the gut, actively transported into the brain, converted into its active metabolite (7-Cl-KYNA), which then binds to the Gly_B site of NMDA receptors

SIMILAR MOA TO KETAMINE, WITHOUT KETAMINE'S SAFETY CONCERNS

- 7-Cl-KYNA inhibits NMDA receptor activity through Gly_B site binding, whereas ketamine blocks the ion channel of NMDA receptors and induces psychotomimetic side effects
- Like ketamine, AV-101 demonstrates fast-acting antidepressant effects in rodent models via upregulation of AMPA receptors
- Well-tolerated in NIH-funded Phase 1 safety studies
- Drug-drug interaction and "Black Box" metabolic effects related to current antidepressants and atypical antipsychotics are not anticipated

AV-101 (4-Chlorokynurenine) Mechanism of Action

AV-101'S METABOLITE (7-Cl-KYNA) INHIBITS NMDA RECEPTOR ACTIVITY


NMDA Receptor Pharmacology
K+
Extracellular side
Glutamate binding site
Glycine binding site
NR2B
(NR2A-D)
NR1
Cytoplasmic side
Na+
Ca2+
7-Cl-KYNA
(full antagonist)
Active metabolite
Classic channel-blocking antagonist:
Ketamine
Lanicemine
Phencyclidine
Prodrug
AV-101
L-4-chlorokynurenine
(4-Cl-KYN)
(oral delivery to CNS)
Activated
Astrocytes
7-chlorokynurenic acid
(7-Cl-KYNA)

AV-101 vs. Ketamine

PRECLINICAL EVIDENCE OF KETAMINE-LIKE ANTIDEPRESSANT EFFECTS WITHOUT KETAMINE-LIKE SAFETY CONCERNS

The Journal of Pharmacology and Experimental Therapeutics

"The Prodrug 4-Chlorokynurenine Causes Ketamine-Like Antidepressant Effects, but Not Side Effects, by NMDA/Glycine$_B$-Site Inhibition"

Panos Zanos, Sean C. Piantadosi, Hui-Qiu Wu, Heather J. Pribut, Matthew J. Dell, Adem Can, H. Ralph Snodgrass, Carlos A. Zarate, Jr., Robert Schwarcz, and Todd D. Gould



The Journal of PHARMACOLOGY And Experimental Therapeutics

The Prodrug 4-Chlorokynurenine Causes Ketamine-Like Antidepressant Effects, but Not Side Effects, by NMDA/Glycine$_B$-Site Inhibition

Panos Zanos, Sean C. Piantadosi, Hui-Qiu Wu, Heather J. Pribut, Matthew J. Dell, Adem Can, H. Ralph Snodgrass, Carlos A. Zarate, Jr., Robert Schwarcz, and Todd D. Gould

ABSTRACT

Introduction

VistaGen Therapeutics

VistaGen Therapeutics

NIH Support for AV-101

VALUABLE LONG-TERM RELATIONSHIP AND SUPPORT FOR AV-101 DEVELOPMENT

Direct funding for AV-101 Preclinical and Phase 1

$8.8 million in direct non-dilutive cash awards for support of AV-101 preclinical development and first-in-human Phase 1 clinical safety studies

Clinical and financial support for AV-101 Phase 2

Fully funding, and Dr. Carlos Zarate, Jr. as Principal Investigator is conducting, a small (n=~20) Phase 2 MDD monotherapy clinical study in treatment-resistant MDD patients

NIH National Institute of Mental Health



NIH and Dr. Zarate continue to drive the paradigm shift to new generation antidepressants

VistaGen® Therapeutics

NIH-Sponsored AV-101 Phase 1 Safety Studies

NO KETAMINE-LIKE SAFETY CONCERNS

AV-101 Phase 1a Study

- Randomized, double-blind, placebo-controlled
- Single oral dose with sequential dose-escalation
- Six single dose levels: 30, 120, 360, 720, 1,080, 1,440 mg
- 36 subjects: 18 treatment and 18 placebo; 6 per cohort

RESULTS

- Well-tolerated, even at maximum dose; good bioavailability; no serious adverse events
- At higher doses, some subjects on AV-101 (and none on placebo) reported positive feelings of well-being similar to antidepressant effects reported with ketamine, without ketamine's side-effects

AV-101 Phase 1b Study

- Randomized, double-blind, placebo-controlled
- Multiple oral dose (daily for 14 days), with sequential dose-escalation
- Three dose levels: 360, 1,080 and 1,440 mg
- 48 subjects: 36 treatment and 12 placebo; 16 per cohort

RESULTS

- Well-tolerated, even at maximum dose; good bioavailability; no serious adverse events
- Multiple subjects on AV-101 (and none on placebo) reported positive feelings of well-being similar to antidepressant effects reported with ketamine, without ketamine's side-effects

VistaGen® Therapeutics

NIMH-Sponsored AV-101 Phase 2 Monotherapy Study

MDD ORAL MONOTHERAPY

Principal Investigator:

Dr. Carlos Zarate, Jr., NIMH

- Single site: NIMH
- Double-blind, placebo-controlled, crossover design
- Single oral dose monotherapy, in treatment-resistant MDD patients, once per day for 14 days
- Target enrollment: ca. 20 adult subjects

Primary Endpoint:
Safety and efficacy using standard Hamilton Rating Scale (HDRS)

Secondary Endpoints:
Change from baseline in other widely-accepted measures of mood, depression and cognition

MDD Monotherapy → **H2 2017** → **H1 2018** → **H2 2018**

NIMH completion expected

AV-101 Phase 2 Adjunctive Treatment Study

NEW GENERATION ORAL ADJUNCTIVE TREATMENT FOR INADEQUATE SSRI/SNRI MONOTHERAPY

Principal Investigator:
Dr. Maurizio Fava, Harvard University

- Projected enrollment: ~180 patients
- Double-blind, placebo-controlled, 2-Stage Sequential Parallel Comparison Design (SPCD)
- **Objective:** assess efficacy and safety of AV-101 + standard antidepressants in MDD patients with an inadequate response to standard antidepressants
- Single oral dose, once per day for 14 days
- Projected launch and completion in 2018

Primary Endpoint:
Efficacy demonstrated by a decrease on the Montgomery-Asberg Depression Rating Scale

Secondary Endpoints:
Additional widely-accepted measures of mood, depression and cognition

MDD Adjunctive Therapy	H2 2017	H1 2018	H2 2018	H1 2019
	Clinical Site Preparation and FDA Approval to Launch	Launch and Completion		Topline Results

Short Time Horizon to Potential Clinical Catalysts

VistaGen® Therapeutics

2017

2H
FDA green light for AV-101 Phase 2 MDD adjunctive treatment study
✓ **Completed**

1H
Potential FDA Fast Track designation for AV-101 for MDD
✓ **Completed**

2018

1H
Launch AV-101 Phase 2 MDD adjunctive treatment study

1H/2H
NIMH completion of AV-101 Phase 2 MDD monotherapy study expected mid-2018

2H
Completion of AV-101 Phase 2 MDD adjunctive treatment study

2019

1H
AV-101 Phase 2 MDD adjunctive treatment study topline results

Potential in MDD and Additional CNS Markets

VistaGen® Therapeutics

PRODUCT

AV-101 has potential in multiple CNS markets

	INDICATION	OPPORTUNITY
Neuropsychiatric Disorders	**Major Depressive Disorder**	Demonstrated ketamine-like efficacy in animal models for depression; safe, well tolerated in Phase 1 studies; currently in NIH funded Phase 2 study
Neurodegenerative Diseases	**Parkinson's Disease Levodopa-Induced Dyskinesia**	Monkey studies support potential in Parkinson's disease levodopa-induced dyskinesia (PD LID)
	Huntington's Disease	A key metabolite of AV-101 (4-Cl-3-HANA) is a potent inhibitor of quinolinic acid synthesis associated with neurodegeneration observed in Huntington's disease
Neurological Disorders	**Neuropathic Pain**	Reduced chronic neuropathic pain due to inflammation and nerve damage in four well-established live animal pain models
	Epilepsy	Reduced frequency of seizures in well-established animal models

Preeminent CNS Clinical and Regulatory Advisors

VistaGen® Therapeutics

HARVARD UNIVERSITY | FDA | Baylor College of Medicine | Yale University | UC San Diego School of Medicine

Maurizio Fava, M.D.

Professor of Psychiatry, Harvard Medical School; Director, Division of Clinical Research, Massachusetts General Hospital (MGH) Research Institute; Executive Director, MGH Clinical Trials Network and Institute

Thomas Laughren, M.D.

Director (retired), U.S. Food and Drug Administration (FDA) Division of Psychiatry Products, Office of New Drugs, Center for Drug Evaluation and Research (CDER)

Sanjay Mathew, M.D.

Associate Professor of Psychiatry and Behavioral Sciences, Marjorie Bintliff Johnson and Raleigh White Johnson; Jr. Chair for Research in Psychiatry and Menninger Department of Psychiatry & Behavioral Sciences, Baylor College of Medicine

Gerard Sanacora, Ph.D., M.D.

Professor of Psychiatry, Yale School of Medicine; Director, Yale Depression Research Program; Scientific Director, Yale-New Haven Hospital Interventional Psychiatry Service

Mark Wallace, M.D.

Professor of Clinical Anesthesiology, Chair of the Division of Pain Medicine, Medical Director and Director at the University of California, San Diego

VistaGen® Therapeutics

Experienced Team Leading Execution



Shawn K. Singh
Chief Executive Officer
- 25 years of experience with biopharmaceutical companies, a healthcare venture capital firm and a profitable CRO
- Artemis Neuroscience; SciClone Pharmaceuticals; Cato BioVentures; Cato Research: Morrison & Foerster



Ralph Snodgrass, Ph.D.
President, Chief Scientific Officer
- 23 years of experience in senior biotechnology management
- Progenitor; Lineberger Comprehensive Cancer Center





Jerrold D. Dotson, CPA
Chief Financial Officer, Secretary
- 20 years of experience in senior management finance and administration
- Calypte Biomedical; Discovery Foods; California & Hawaiian Sugar; Clorox

Mark A. Smith, M.D., Ph.D.
Chief Medical Officer
- 20 years of large Pharma CNS drug development experience
- Teva Pharmaceuticals; Shire Pharmaceuticals; AstraZeneca Pharmaceuticals; DuPont Pharmaceutical Company; U.S. National Institute of Mental Health



Mark A. McPartland
Vice President, Corporate Development
- 20 years of experience in corporate development, capital markets and management consulting
- Stellar Biotechnologies; MZ Group; Hayden Communications: Alliance Advisors

Investment Highlights

VistaGen Therapeutics

Depression market is primed for new generation drugs with MOAs that are fundamentally different from all current treatments options

AV-101 is an oral new generation antidepressant candidate with a ketamine-like MOA but without ketamine's side effects

Non-opioid neuropathic pain candidate

Opportunities in multiple large CNS markets

Potential for transformative Phase 2 clinical results in 2018 and early 2019

Valuable support from U.S. National Institute of Mental Health

Experienced CNS-focused team leading execution

VistaGen®
Therapeutics

www.vistagen.com

Company Contact:
Mark A. McPartland
VistaGen Therapeutics Inc.
Phone: +1 (650) 577-3606
Email: IR@VistaGen.com
Website: www.vistagen.com

Nasdaq: VTGN

DEVELOPING NEW GENERATION MEDICINES FOR DEPRESSION AND OTHER CNS DISORDERS


www.vistagen.com
VistaGen®
Therapeutics

Supplemental Information

Nasdaq: VTGN

VistaGen Therapeutics

Board of Directors



Jon S. Saxe **Chairman**

- 35 years of biopharmaceutical experience, director of multiple public and private healthcare companies
- Former President and Director, PDL BioPharma; CEO, Synergen (acquired by Amgen for $262M); VP, Licensing and Corporate Development, Head of Patent Law, Hoffmann-La Roche



Jerry Gin, Ph.D., MBA
Director

- 45 years of healthcare industry experience; Co-Founder of Oculex (acquired by Allergan for $230M)
- Serves as Co-Founder, President and CEO of Nuvora



Shawn Singh **CEO, Director**

- 25 years of experience with biopharmaceutical companies, a venture capital firm and a profitable CRO
- Artemis Neuroscience; SciClone Pharmaceuticals; Cato BioVentures; Cato Research



Ralph Snodgrass, Ph.D.
President, CSO, Director

- 23 years of experience in senior biotechnology management
- Progenitor; Lineberger Comprehensive Cancer Center



Brian J. Underdown, Ph.D. **Director**

- 30 years of leadership experience in biopharmaceutical sector; key player in growth of 10 Life Science companies;
- Former VP, Research, Pasteur Merieux Connaught (now Sanofi Pasteur); Venture Partner, Lumira Capital

AV-101's Mechanism of Action

Classic NMDA Receptor Channel-Blocking Antagonists
Ketamine, PCP, Lanicemine



Ketamine blocks the ion channel of the NMDA receptor

AV-101's Active Metabolite (7-Cl-KYNA)
(full antagonist)

AV-101 does not block NMDA receptor activity, it inhibits it



VistaGen Therapeutics

AV-101 Advantages vs. NR2B Specific

NMDA RECEPTOR ANTAGONISTS

There are 9 different variants of the NMDAR [5]

	Di-heteromeric NMDARs					Tri-heteromeric NMDARs			
	1/2A	1/2B	1/2C	1/2D	1/3A2	1/2A/2B	1/2A/2C	1/2B/2D	1/2B/3A
AV-101 Gly_B NMDA receptor antagonist regulates	+	+	+	+	+	+	+	+	+
NR2B specific NMDA receptor antagonist regulates	-	+	-	-	-	+	-	+	+

- In addition to neuronal cell-specific expression, within individual neurons, several NMDA receptor subtypes can be expressed[5]
- NR2B-selective compounds can only modulate 4 of the 9 NMDA receptor variants
- AV-101 decreases NMDA receptor function on all 9 NMDA receptor variants

[5] Paoletti, P., et al. (2013). "NMDA receptor subunit diversity: impact on receptor properties, synaptic plasticity and disease." Nat Rev Neurosci 14(6): 383.

AV-101 vs. Ketamine in Published Preclinical Studies

VistaGen Therapeutics

Benefits	AV-101	Ketamine
Forced-swim	EQUIVALENT	EQUIVALENT
Tail-suspension	EQUIVALENT	EQUIVALENT
Learned-helplessness	EQUIVALENT	EQUIVALENT
Novelty-suppressed feeding	EQUIVALENT	EQUIVALENT

Negative Behavioral Effects	AV-101	Ketamine
Abusive potential	No	Yes
Hyper movement	No	Yes
Movement sensitization	No	Yes
Circling and rearing	No	Yes
Sensory-motor gating	No	Yes

Zanos, P., et al. (2015). "The Prodrug 4-Chlorokynurenine Causes Ketamine-Like Antidepressant Effects, but Not Side Effects, by NMDA/GlycineB-Site Inhibition." J Pharmacol Exp Ther 355(1): 76-85.

VistaGen Therapeutics

AV-101 and Ketamine

SIMILAR EFFICACY IN PUBLISHED PRECLINICAL STUDIES

A single dose of AV-101 demonstrated acute (24 h) and chronic (7 d) antidepressant effects similar to ketamine


Learned Helplessness
B
C
D
E
24 hours post-injection
7 days post-injection
Number of escape failures
SAL

NBQX (AMPA antagonist) blocks AV-101 effects which supports AMPA receptor activation as necessary for rapid-onset, NMDAR-mediated antidepressant effects


C
Immobility time (sec)
240
180
120
60
0
**
**
*
**
SAL
NBQX
10 mg/kg
SAL
NBQX
10 mg/kg
KET
(10 mg/kg)
SAL
NBQX
10 mg/kg
4-Cl-KYN
(100 mg/kg)

Zanos, P., et al. (2015). "The Prodrug 4-Chlorokynurenine Causes Ketamine-Like Antidepressant Effects, but Not Side Effects, by NMDA/GlycineB-Site Inhibition." J Pharmacol Exp Ther 355(1): 76-85.

AV-101 Had No Negative Behavioral Effects of Ketamine in Published Preclinical Studies


Hyper-movement
SAL
KET (10 mg/kg)
4-Cl-KYN (25 mg/kg)
4-Cl-KYN (125 mg/kg)
Distance travelled (cm)
Time (min)
Injection
Circling
Circling counts (/30 min)
SAL
KET 10 mg/kg
25
125
4-Cl-KYN (mg/kg)
Movement sensitization
Days
Rearing
Days
Saline

Zanos, P., et al. (2015). "The Prodrug 4-Chlorokynurenine Causes Ketamine-Like Antidepressant Effects, but Not Side Effects, by NMDA/Glycine-B-Site Inhibition." J Pharmacol Exp Ther 355(1): 76-85.

VistaGen Therapeutics

AV-101 for Parkinson's disease levodopa-induced dyskinesia (PD LID)

UNMET MEDICAL NEED

Levodopa is the most effective treatment for Parkinson's disease (PD), but levodopa therapy is typically reserved for later in the course of the disease because it causes PD LID in a significant number of cases

RATIONALE

Weak NMDA antagonists, such as amantadine, are approved for PD LID, but have significant side effects

EVIDENCE FOR AV-101

AV-101 reduced mean dyskinesia scores by 30% in Parkinsonian monkeys with LID without affecting Parkinson's symptoms

NEXT STEP

Cross-over study of AV-101 vs placebo in 30 Parkinson's patients

www.vistagen.com

AV-101 for Neuropathic Pain

VistaGen Therapeutics

UNMET MEDICAL NEED

At least 5% of the U.S. population suffers from severe neuropathic pain and are treated with addictive opioids or marginally effective antidepressants (SSRIs and SNRIs) and anticonvulsants (pregabalin and gabapentin)

RATIONALE

NMDA receptor antagonists such as ketamine can improve neuropathic pain but their risk/benefit ratio is too problematic to permit widespread use

EVIDENCE FOR AV-101

AV-101 reduced neuropathic pain in standard rodent models with similar efficacy to gabapentin but a superior side effect profile[1]

NEXT STEP

Cross-over study of AV-101 vs placebo in 40 patients with neuropathic pain

1. Yaksh, T.L., et al. (2017). "Characterization of the Effects of L-4-Chlorokynurenine on Nociception in Rodents." The Journal of Pain 18: 1184-1196.

VistaGen Therapeutics

VistaStem

CARDIAC STEM CELL TECHNOLOGY FOR REGENERATIVE MEDICINE AND DRUG RESCUE

THE WALL STREET JOURNAL. **"Bayer Teams Up With Versant Ventures to Develop Stem-Cell Therapies"**
December 2017

- Key participant in FDA's Comprehensive *in vitro* Proarrhythmia Assay (CiPA) initiative focused on next generation, stem cell-based predictive cardiotoxicity for drug development and drug rescue
- Exclusive sublicense of cardiac stem cell technology to BlueRock Therapeutics for development and commercialization of regenerative medicine and cellular therapies to treat heart disease

BAYER | VERSANT ventures | BlueRock Therapeutics | FDA | CiPA

Regenerative Medicine Opportunities

VistaGen Therapeutics

Cell-based Therapeutic Opportunities

Cardiovascular disease
- Cardiac infarction
- Coronary heart disease

Hematopoiesis (Blood) disease
- Cancer therapies
- Bone marrow replacement
- Immune enhancement

Liver disease
- Acute liver failure
- Chronic hepatitis C
- Fatty liver disease
- Drug-induced liver failure

Joint disease
- Arthritis
- Joint repair
- Non-union bone repair

Publications

- Abbasi J. Ketamine Minus the Trip: New Hope for Treatment-Resistant Depression. JAMA. Published online November 08, 2017. doi:10.1001/jama.2017.12975
- Yaksh, T.L., et al. (2017). "Characterization of the Effects of L-4-Chlorokynurenine on Nociception in Rodents." The Journal of Pain 18: 1184-1196.
- Li, C., et. al. (2016) "Activation of hippocampal BDNF signaling is involved in the antidepressant-like effect of the NMDA receptor antagonist 7-chlorokynurenic acid." Brain Research 1630:73-82
- Gerhard, D. M., et al. (2016) "Emerging treatment mechanisms for depression: focus on glutamate and synaptic plasticity." Drug Discov Today 21:454-464
- Bay-Richter, C., et al. (2015) "A role for inflammatory metabolites as modulators of the glutamate N-methyl-d-aspartate receptor in depression and suicidality." Brain Behav Immun 43:110-117
- Zanos, P., et al. (2015) "The Prodrug 4-Chlorokynurenine Causes Ketamine-Like Antidepressant Effects, but Not Side Effects, by NMDA/GlycineB-Site Inhibition." J Pharmacol Exp Ther 355:76-85
- Preskorn, S., et al. (2015) "Randomized proof of concept trial of GLYX-13, an N-methyl-D-aspartate receptor glycine site partial agonist, in major depressive disorder nonresponsive to a previous antidepressant agent." J Psychiatr Pract 21:140-149.
- Murrough, J. W., et al. (2013) "Antidepressant efficacy of ketamine in treatment-resistant major depression: a two-site randomized controlled trial." Am J Psychiatry 170:1134-1142
- Schwarcz, R., et al. (2012) "Kynurenines in the mammalian brain: when physiology meets pathology." Nat Rev Neurosci 13:465-477
- Zarate, C. A., Jr., et al. (2006) "A randomized trial of an N-methyl-D-aspartate antagonist in treatment-resistant major depression." Arch Gen Psychiatry 63:856-864
- Moskal, J. R., et al. (2005) "GLYX-13: a monoclonal antibody-derived peptide that acts as an N-methyl-D-aspartate receptor modulator." Neuropharmacology 49:1077-1087.